UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Advanced Series Trust
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ADVANCED SERIES TRUST

AST Niemann Capital Growth Asset Allocation Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON
December 22, 2009

To the Shareholders of the AST Niemann Capital Growth Asset Allocation Portfolio of Advanced Series Trust:

Notice is hereby given that a special meeting of the shareholders of the AST Niemann Capital Growth Asset Allocation Portfolio (the Niemann Capital Portfolio or the Portfolio) of Advanced Series Trust (the Trust) will be held at the offices of Prudential Investments LLC (PI), Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077 on December 22, 2009 at 10:00 a.m. or at such adjourned time as may be necessary to vote (the Meeting). The purpose of the Meeting is to consider and act upon the proposal listed below and to transact such other business as may properly come before the Meeting:

1.  To approve an increase in the investment management fee rate paid to PI and AST Investment Services, Inc. by the Niemann Capital Portfolio in connection with the implementation of a new investment strategy for the Portfolio.

This proposal corresponds to the planned termination of the existing subadviser for the Portfolio, the planned retention of Pyramis Global Advisors, LLC, a Fidelity Investments company, as the new subadviser for the Portfolio, the planned name change for the Portfolio, and the planned implementation by the new subadviser of a new investment strategy for the Portfolio as described in greater detail in the Proxy Statement attached to this Notice. The Board of Trustees of the Trust (the Board) has fixed the close of business on October 14, 2009 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only beneficial owners of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Niemann Capital Portfolio is entitled to one vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting in person, you are requested to complete, date and sign the enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT. YOU MAY REVOKE YOUR INSTRUCTION AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING IN PERSON, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

  By order of the Board of Trustees of Advanced Series Trust

  Jonathan D. Shain
  Assistant Secretary
  Advanced Series Trust

November 4, 2009

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ADVANCED SERIES TRUST
AST Niemann Capital Growth Asset Allocation Portfolio

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102-4077

PROXY STATEMENT
Special Meeting of Shareholders
To Be Held on December 22, 2009

This Proxy Statement is furnished in connection with a special meeting of shareholders of the AST Niemann Capital Growth Asset Allocation Portfolio (the Niemann Capital Portfolio or the Portfolio), a series of Advanced Series Trust (the Trust), and any adjournment thereof (the Meeting). The Board of Trustees of the Trust (the Board) has called the Meeting for shareholders to approve an increase in the investment management fee rate paid to Prudential Investments LLC (PI) and AST Investment Services, Inc. (AST, and together with PI, the Co-Managers) by the Niemann Capital Portfolio in connection with the implementation of a new investment strategy for the Portfolio. Such proposal for an increase in the Portfolio's investment management fee rate is referred to herein from time to time as the "Proposal".

The Proposal corresponds to the planned termination of the existing subadviser for the Portfolio, the planned retention of Pyramis Global Advisors, LLC, a Fidelity Investments company (Pyramis or the New Subadviser), as the new subadviser for the Portfolio, the planned name change for the Portfolio, and the planned implementation by the new subadviser of a new investment strategy for the Portfolio as described in greater detail in this Proxy Statement. The new subadviser will be retained and the new investment strategy will be implemented only if shareholders approve the increased investment management fee rate for the Portfolio.

The Meeting will be held at Gateway Center Three, 100 Mulberry Street, 14th Floor, Newark, New Jersey 07102-4077 on December 22, 2009 at 10:00 a.m. Eastern Time. The Board is soliciting these voting instructions on behalf of the Niemann Capital Portfolio. This Proxy Statement will first be sent to shareholders of the Niemann Capital Portfolio on or about November 6, 2009. The close of business on October 14, 2009 (the Record Date) has been fixed by the Board as the record date for the determination of shareholders of the Niemann Capital Portfolio entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 33,359,942 outstanding shares of the Niemann Capital Portfolio.

Copies of the Trust's most recent annual and semi-annual reports, including financial statements, have previously been delivered to shareholders. Shareholders of the Trust may obtain without charge additional copies of the Trust's annual and semi-annual reports by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by calling (800) 752-6342. A copy of this Proxy Statement is available at the Trust's website at http://www.prudential.com/view/page/public/12669.

INTRODUCTION

Portfolio Background and Management

The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the 1940 Act). The Trust is organized as a Massachusetts business trust. AST, One Corporate Drive, Shelton, Connecticut 06484-0883, and PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serve as the Co-Managers of the Niemann Capital Portfolio. As of September 30, 2009, PI served as the manager or co-manager to open-end investment companies and as manager or administrator to closed-end investment companies with aggregate assets of approximately $104.4 billion.

Prudential Mutual Fund Services LLC (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Trust. PMFS is an affiliate of each of the Co-Managers. PMFS provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including but not limited to postage, stationery, printing, allocable communication expenses and other costs. PNC Global Investment Servicing (U.S.) Inc. (PNC) serves as sub-transfer agent to the Trust. PMFS has contracted with PNC, 301 Bellevue Parkway, Wilmington, Delaware 19809, to provide certain administrative functions to the Transfer Agent. PMFS will compensate PNC for such services.

The various portfolios of the Trust serve as investment vehicles for insurance companies (collectively, the Participating Insurance Companies) writing variable annuity contracts and variable life insurance policies (collectively, the Contracts). As of the Record Date, Prudential Annuities Life Assurance Corporation (PALAC), The Prudential Insurance Company of America (PICA), Pruco Life Insurance Company (Pruco), Pruco Life Insurance Company of New Jersey (Pruco NJ), and Allstate Life Insurance Company, PALAC, PICA, Pruco, and Pruco NJ are affiliates of each of the Co-Managers. Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Niemann Capital Portfolio through the Contracts and should consider themselves shareholders of the Niemann Capital Portfolio for purposes of this Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct the Participating Insurance Company, as record owner of the Niemann Capital Portfolio shares held in its separate accounts, how it should vote at the Meeting.

The Portfolio commenced operations on November 19, 2007. Investment advisory services are currently provided to the Niemann Capital Portfolio by the Co-Managers and the subadviser listed in the table below:

Subadviser	Address
Niemann Capital Management, Inc. (Niemann Capital)	5615 Scotts Valley Drive, Suite 200 Scotts Valley, California 95066

The current investment objective of the Niemann Capital Portfolio is to seek the highest potential total return consistent with its specified level of risk tolerance. The Niemann Capital Portfolio's investment objective is a non-fundamental investment policy, which means it may be changed by the Board without shareholder approval. The Niemann Capital Portfolio currently operates as a fund-of-funds. That means that the the Niemann Capital Portfolio currently invests primarily in shares of other mutual funds rather than investing directly in equity and debt securities and other financial instruments. Under normal circumstances, the Niemann Capital Portfolio invests approximately 90% of its assets in other portfolios of the Trust (referred to herein as Underlying Trust Portfolios) and approximately

10% of its assets in exchange-traded funds (ETFs). In general terms, ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts and that have shares that trade intra-day on stock exchanges at market-determined prices.

The following table indicates the asset allocation mix as of January 31, 2009 and related allocation guidelines for the Niemann Capital Portfolio.

Asset Class and Investment Category for Niemann Capital Portfolio	Niemann Capital Portfolio Assets	Allocation Guideline
Core Equities	65.703%	60	%-80%
Domestic Large & Mid Cap	52.696%	30	%-80%
Large & Mid Cap Value	32.396%	15	%-40%
Large & Mid Cap Growth	20.299%	15	%-40%
Domestic Small Cap	7.041%	0	%-7%
Small Cap Value	5.741%	0	%-7%
Small Cap Growth	1.300%	0	%-7%
International Large Cap	5.966%	0	%-20%
Value	4.285%	0	%-20%
Growth	1.681%	0	%-20%
Core Domestic Fixed-Income/Cash	24.299%	20	%-40%
Domestic Fixed-Income (Core Bonds)	10.206%	10	%-40%
Cash/Money Market Instruments	14.044%	0	%-30%
"Off-Benchmark" Investment Categories	10.048%	0	%-10%

The following table indicates the division of Niemann Capital Portfolio assets among the various Underlying Trust Portfolios and ETFs as of January 31, 2009.

Asset Class and Investment Category for Niemann Capital Portfolio	Underlying Trust Portfolio or ETF	Estimated Weight
Core Equities		65.703%
Domestic Large & Mid-Cap Value	AST Large-Cap Value	13.763%
Domestic Large & Mid-Cap Value	AST DeAM Large-Cap Value	9.510%
Domestic Large & Mid-Cap Value	AST AllianceBernstein Growth & Income	8.089%
Domestic Large & Mid-Cap Value	AST Mid-Cap Value	1.035%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	8.740%
Domestic Large & Mid-Cap Growth	AST T. Rowe Price Large-Cap Growth	6.016%
Domestic Large & Mid-Cap Growth	AST MFS Growth	4.878%
Domestic Large & Mid-Cap Growth	AST Neuberger Berman Mid-Cap Growth	0.665%
Domestic Small-Cap Value	AST Small Cap Value	5.741%
Domestic Small-Cap Growth	AST Small-Cap Growth	0.652%
Domestic Small-Cap Growth	AST Federated Aggressive Growth	0.648%
International Large-Cap Value	AST International Value	4.285%
International Large-Cap Growth	AST International Growth	1.681%
Core Domestic Fixed-Income/Cash		24.249%
Domestic Fixed-Income (Core Bonds)	AST PIMCO Total Return Bond	8.209%
Domestic Fixed-Income (Core Bonds)	AST Western Asset Core Plus Bond	1.996%
Cash/Money Market Instruments	AST Money Market	14.044%

Asset Class and Investment Category for Niemann Capital Portfolio	Underlying Trust Portfolio or ETF	Estimated Weight
"Off-Benchmark" Investment Categories		10.048%
International Equity	iShares MSCI Japan Index (EWJ)	1.690%
International Equity	iShares FTSE/Xinhua China 25 Index (FXI)	1.807%
Commodities	Market Vectors Gold Miners (GDX)	1.456%
Sector Equity	PowerShares Dynamic Bldg. & Const. (PKB)	1.775%
Sector Equity	Retail HOLDRs (RTH)	1.660%
Sector Equity	Telecom HOLDRs (TTH)	1.660%

Reasons for the Meeting

At Board meetings held on September 30, 2009 to October 1, 2009 and October 13, 2009 (together, the Board Meetings), the Board considered presentations made by the Co-Managers and Pyramis concerning changes to the Niemann Capital Portfolio's investment management fee rate, subadvisory arrangements, investment strategy, investment objective, non-fundamental investment policies, blended performance benchmark, and name (such changes are collectively referred to herein from time to time as the Portfolio Repositioning). The Co-Managers believe that the Portfolio Repositioning, if implemented, will improve the variety and quality of portfolios that are available to Contract owners. The Board has approved the Portfolio Repositioning, the calling of the Meeting, and the submission of the Proposal to shareholders. The proposal being presented to Portfolio shareholders involves the approval of an increase in the investment management fee rate paid to the Co-Managers by the Portfolio. If shareholders approve the Proposal, the Portfolio's existing management agreement with the Co-Managers will be amended to increase the investment management fee paid to the Co-Managers.

As further explained below, the Co-Managers and the Board are proposing the investment management fee rate increase in order to enable the Co-Managers to: (i) terminate Niemann Capital as the sole subadviser for the Niemann Capital Portfolio; (ii) retain Pyramis Global Advisors, LLC, a Fidelity Investments company, as the sole subadviser for the Portfolio; and (iii) have Pyramis implement a new investment strategy for the Portfolio. Specifically, if the increased investment management fee rate is approved by the shareholders of the Niemann Capital Portfolio, the revised fee schedule will become effective upon the addition of Pyramis as a subadviser to the Portfolio. Such addition is expected to occur at some point during the first calendar quarter of 2010. In turn, once Pyramis becomes a subadviser to the Portfolio, it is expected that: (i) Pyramis will commence implementation of its new investment strategy for the Portfolio; (ii) the name of the Portfolio will be changed from the AST Niemann Capital Growth Asset Allocation Portfolio to the AST Fidelity Investments® Pyramis® Asset Allocation Portfolio (referred to herein from time to time as the Repositioned Portfolio); and (iii) certain changes to the Portfolio's investment objective, non-fundamental investment policies, and blended performance benchmark will become effective as described below. See "Reasons for Proposed Amendment to Management Agreement Fee Schedule" and "Description of Portfolio Repositioning" below under Proposal No. 1.

Required Vote

Approval of the Proposal requires approval by a majority of the outstanding voting securities of the Niemann Capital Portfolio, as defined in the 1940 Act. For purposes of the 1940 Act, a majority of the Niemann Capital Portfolio's outstanding voting securities is the lesser of (i) 67% of the Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding voting securities. As explained in more detail in this Proxy Statement under the caption "Voting Information," Portfolio shares for which the Participating Insurance Companies do not receive instructions from Contract owners will be voted (i.e., for a Proposal, against a Proposal, or abstain) by the Participating Insurance Companies in the same proportion as the votes cast in accordance with instructions received from other Contract owners. This proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote on the various proposals.

PROPOSAL NO. 1

TO APPROVE AN INCREASE IN THE INVESTMENT MANAGEMENT FEE RATE PAID TO
PRUDENTIAL INVESTMENTS LLC AND AST INVESTMENT SERVICES, INC.
BY THE AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

The Board, including a majority of the Trustees of the Trust who are not "interested persons" of the Trust under the 1940 Act (collectively, the Independent Trustees), has approved, and recommends that the shareholders of the Niemann Capital Portfolio approve, a revised fee schedule to the management agreement, dated as of May 1, 2003 (the Management Agreement), by and between the Trust, on behalf of the Niemann Capital Portfolio, and the Co-Managers. The revised fee schedule was approved by the Board at the Board Meetings. In addition to shareholder approval, implementation of the investment management fee rate increase is also subject to "in person" Board approval of the revised fee schedule at the December 2009 Board meeting as required by Section 15(c) of the 1940 Act. If implemented, the revised fee schedule will result in an increase in the investment management fee rate paid to the Co-Managers by the Niemann Capital Portfolio. A copy of the Management Agreement and the revised fee schedule is attached as Exhibit A hereto.

Current Management Agreement

As set forth above, PI and AST currently serve as the Co-Managers for the Niemann Capital Portfolio. Pursuant to the Management Agreement, PI and AST provide investment advisory and related management and administrative services to the Niemann Capital Portfolio. The current Management Agreement was most recently approved by the shareholders of the Niemann Capital Portfolio at a special meeting of the initial shareholders of the Portfolio that was held on June 20, 2007. The current Management Agreement was most recently renewed by the Board, including all of the Independent Trustees, at Board meetings held on June 24 - 26, 2009.

Under the current Management Agreement, the Niemann Capital Portfolio's annualized contractual investment management fee is 0.30% of its average daily net assets. Since the Niemann Capital Portfolio currently operates as a fund-of-funds, the Portfolio also indirectly pays investment management fees on its investments in the relevant Underlying Trust Portfolios. Based on the Niemann Capital Portfolio's average daily net assets for the year ended December 31, 2008, the estimated gross effective investment management fee rate for the Portfolio was 1.01%. This estimated gross effective investment management fee rate includes: (i) the 0.30% contractual investment management fee paid directly to the Co-Managers by the Niemann Capital Portfolio plus (ii) the estimated weighted average of the investment management fees paid to the Co-Managers by the Underlying Trust Portfolios (i.e., 0.71%) based upon the Niemann Capital Portfolio's average holdings in the Underlying Trust Portfolios for the year ended December 31, 2008.

During the year ended December 31, 2008, the Niemann Capital Portfolio paid $121,072 in investment management fees to the Co-Managers pursuant to the Management Agreement. The Co-Managers, in turn, paid $80,715 to Niemann Capital for providing subadvisory services for the Niemann Capital Portfolio. The estimated investment management fees paid to the Co-Managers by the Underlying Trust Portfolios for the year ended December 31, 2008 was approximately $287,800 based upon the Niemann Capital Portfolio's average holdings in the Underlying Trust Portfolios during that period. The Co-Managers, in turn, paid a portion of these investment management fees received from the Underlying Trust Portfolios to the subadvisers for the relevant Underlying Trust Portfolios. The estimated subadvisory fees paid by the Co-Managers to the subadvisers for the relevant Underlying Trust Portfolios for the year ended December 31, 2008 was approximately $97,400 based upon the Niemann Capital Portfolio's average holdings in the Underlying Trust Portfolios during that period.

Proposed Amendment to Management Agreement Fee Schedule

If the shareholders of the Niemann Capital Portfolio approve this proposal, the fee schedule for the Management Agreement will be revised to provide that the Portfolio will pay the Co-Managers an investment management fee at the annual rate of 0.85% of the Portfolio's average daily net assets. As under the current arrangement, the investment management fee will be computed daily, and will be paid to the Co-Managers on a monthly basis. With the exception of the investment management fee rate, all other terms of the Management Agreement will remain unchanged.

If Niemann Capital Portfolio shareholders do not approve the Proposal, Niemann Capital will not be terminated as a subadviser to the Portfolio, Pyramis will not be added as a subadviser to the Portfolio, the name, investment objective, performance benchmark, and non-fundamental investment policies of the Niemann Capital Portfolio will remain unchanged, and the Niemann Capital Portfolio will continue to operate as a fund-of-funds.

Reasons for Proposed Amendment to Management Agreement Fee Schedule

The Co-Managers and the Board are proposing the increased investment management fee rate for the Niemann Capital Portfolio in order to effect the Portfolio Repositioning. In particular, an increased investment management fee rate will enable the Co-Managers to: (i) terminate Niemann Capital as the sole subadviser for the Niemann Capital Portfolio; (ii) retain Pyramis as the sole subadviser to the Portfolio; and (iii) have Pyramis implement a new investment strategy. See "Description of the Portfolio Repositioning" below. The Board has already approved all aspects of the Portfolio Repositioning, including the termination of Niemann Capital as the sole subadviser to the Portfolio and the addition of Pyramis as the sole subadviser to the Portfolio. Implementation of the Portfolio Repositioning is subject to receipt of the required shareholder approval with respect to the increased investment management fee rate. In addition to shareholder approval, implementation of the investment management fee rate increase is also subject to "in person" Board approval of the revised fee schedule at the December 2009 Board meeting as required by Section 15(c) of the 1940 Act.

Shareholder approval of the termination of the current subadvisory arrangements with Niemann Capital and the Co-Managers' retention of Pyramis, however, is not required pursuant to an exemptive order received by the Trust and the Co-Managers. The new and current contractual and effective subadvisory fee rates for the Portfolio are set forth below.

Portfolio	Subadviser	Contractual Subadvisory Fee Rate
AST Fidelity Investments® Pyramis® Asset Allocation Portfolio	Pyramis Global Advisors, LLC, a Fidelity Investments company	0.38% of average daily net assets to $250 million; 0.35% of average daily net assets over $250 million to $500 million; 0.32% of average daily net assets over $500 million to $750 million; 0.31% of average daily net assets over $750 million to $1.5 billion; and 0.30% of average daily net assets over $1.5 billion

AST Niemann Capital Growth Asset Allocation Portfolio	Niemann Capital Management, Inc.	0.20% of average daily net assets to $250 million; 0.15% of average daily net assets over $250 million to $750 million; and 0.10% of average daily net assets over $750 million*

*  Since the Niemann Capital Portfolio currently operates as a fund-of-funds, the Co-Managers also pay subadvisory fees to the relevant subadvisers for the Underlying Trust Portfolios based upon the Niemann Capital Portfolio's investments in those Underlying Trust Portfolios. Based on the Niemann Capital Portfolio's average daily net assets for the year ended December 31, 2008, the estimated gross effective subadvisory fee rate for the Portfolio was approximately 0.44%. This estimated annualized gross effective subadvisory fee rate includes: (i) the 0.20% contractual subadvisory fee paid directly to Niemann Capital by the Co-Managers plus (ii) the estimated weighted average of the subadvisory fees paid to the subadvisers for the Underlying Trust Portfolios by the Co-Managers (i.e., 0.24%) based upon the Niemann Capital Portfolio's average holdings in the Underlying Trust Portfolios for the year ended December 31, 2008.

The table and related footnote above illustrates that: (i) the contractual subadvisory fee rate to be paid by the Co-Managers to Pyramis is higher than the subadvisory fee rate currently paid by the Co-Managers to Niemann Capital and (ii) the estimated annualized gross effective subadvisory fee rate for the Repositioned Portfolio is lower than that of the Niemann Capital Portfolio.

Comparative Information

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.
	Niemann Capital Portfolio	Repositioned Portfolio
Maximum Sales Charge (Load) Imposed on Purchases	N/A*	N/A*
Maximum Deferred Sales Charge (Load)	N/A*	N/A*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A*	N/A*
Redemption Fees	N/A*	N/A*
Exchange Fee	N/A*	N/A*

*  Because shares of the Portfolio may be purchased only through Contracts, the prospectus of the relevant Contract should be carefully reviewed for information on the charges and expenses of those Contracts. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

The following fee tables provide: (i) historical information about the fees and expenses attributable to shares of the Niemann Capital Portfolio for the year ended December 31, 2008 based on the current investment management and subadvisory arrangements and (ii) estimated pro forma information about the fees and expenses attributable to shares of the Repositioned Portfolio for the year ended December 31, 2008 assuming the proposed increased investment management fee rate and the relevant subadvisory arrangements had been in effect during that period. Future fees and expenses may be greater or less than those indicated below.

Fund Operating Expenses for AST Niemann Capital Growth Asset Allocation Portfolio

Investment Management Fees*	Other Expenses**	Acquired Fund Fees and Expenses***	Niemann Capital Portfolio Total Operating Expenses
0.30%	0.29%	0.87%	1.46%

*  Since the Niemann Capital Portfolio currently operates as a fund-of-funds, the Portfolio also indirectly pays investment management fees on its investments in the relevant Underlying Trust Portfolios. Based on the Niemann Capital Portfolio's average daily net assets for the year ended December 31, 2008, the estimated gross effective investment management fee rate for the Portfolio was 1.01%. This estimated gross effective investment management fee rate includes: (i) the 0.30% contractual investment management fee paid directly to the Co-Managers by the Niemann Capital Portfolio plus (ii) the estimated weighted average of the investment management fees paid to the Co-Managers by the Underlying Trust Portfolios (i.e., 0.71%) based upon the Niemann Capital Portfolio's average holdings in the Underlying Trust Portfolios for the year ended December 31, 2008.

**  The term "other expenses" includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, non-interested Trustee fees, and fees for certain other miscellaneous items that are paid by the Niemann Capital Portfolio. Shares of the Trust's investment portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Trust's investment portfolios under which the Trust compensates the issuers 0.10% for providing certain ongoing administrative services to portfolio shareholders in lieu of the Trust providing such administrative services directly to shareholders, subject to certain voluntary breakpoints. Such administrative services include, for example, the printing and mailing of fund prospectuses and shareholder reports. The Niemann Capital Portfolio, however, will not be directly subject to the administrative services fee to the extent it invests in Underlying Trust Portfolios. Thus, because the Niemann Capital Portfolio generally invests at least 90% of its assets in Underlying Trust Portfolios, only 10% of its assets may be directly subject to the administrative services fee. The Underlying Trust Portfolios in which the Niemann Capital Portfolio invests, however, will be directly subject to the administrative services fee.

***  The Niemann Capital Portfolio generally invests at least 90% of its assets in Underlying Trust Portfolios and approximately 10% of its assets in ETFs. As a result, investors in the Niemann Capital Portfolio indirectly bear the fees and expenses of the relevant Underlying Trust Portfolios and ETFs. The expenses shown under "Acquired Fund Fees and Expenses" represent a weighted average of the expense ratios of the Underlying Trust Portfolios and ETFs in which the Niemann Capital Portfolio invested during the year ended December 31, 2008. The Niemann Capital Portfolio does not pay any transaction fees when purchasing or redeeming shares of the Underlying Trust Portfolios.

Estimated Pro Forma Fund Operating Expenses for AST Fidelity Investments® Pyramis® Asset Allocation Portfolio

Investment Management Fees	Other Expenses*	Short Sale Dividend Expenses**	Repositioned Portfolio Total Operating Expenses
0.85%	0.45%	0.15%	1.45%

*  The term "other expenses" includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, non-interested Trustee fees, and fees for certain other miscellaneous items that are paid by the Repositioned Portfolio. Shares of the Trust's investment portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Trust's investment portfolios under which the Trust compensates the issuers 0.10% for providing certain ongoing administrative services to portfolio shareholders in lieu of the Trust providing such administrative services directly to shareholders, subject to certain voluntary breakpoints. Such administrative services include, for example, the printing and mailing of fund prospectuses and shareholder reports.

**  The Repositioned Portfolio is expected to engage in short sale activity to implement its Large Cap Core 130/30 Strategy. In general, taking a short position involves borrowing a security (usually from a broker), and selling the security in the open market, while receiving cash in as the proceeds from the sale. The Repositioned Portfolio generally receives interest (a credit to the Portfolio) on the cash proceeds from its short sales that are held as collateral at the broker. However, the Repositioned Portfolio must, while a short position is open with respect to a stock, pay out dividends paid on the shorted stock to the broker. This will represent an expense to the Repositioned Portfolio. Even though these short sale dividend expenses are typically offset, in whole or in part, by the credits received from earnings on the short sale proceeds, SEC accounting rules will require the Repositioned Portfolio to include the full amount of those short sale dividend expenses in its total operating expense ratio for purposes of the above fee table without any offset for those interest earnings. The estimated short sale dividend expenses for the Repositioned Portfolio are 0.15% of the Portfolio's average daily net assets.

EXPENSE EXAMPLES

The Expense Examples below are intended to help you compare the cost of investing in the Niemann Capital Portfolio under the current investment management fee and subadvisory arrangements with the cost of investing in the Repositioned Portfolio assuming the increased investment management fee and relevant subadvisory arrangements were in effect for the year ended December 31, 2008. These Expense Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Expense Examples also assume that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example Based on Operating Expenses for AST Niemann Capital Growth Asset Allocation Portfolio:

1 Year	3 Years	5 Years	10 Years
$149	$462	$797	$1,746

Expense Example Based on Estimated Pro Forma Operating Expenses for AST Fidelity Investments® Pyramis® Asset Allocation Portfolio

1 Year	3 Years	5 Years	10 Years
$148	$459	$792	$1,735

Had the proposed investment management fee arrangements for the Portfolio been in effect during the year ended December 31, 2008, the Co-Managers would have received approximately $343,000 in investment management fees from the Portfolio. Had the proposed investment management fee arrangements for the Portfolio been in effect during the year ended December 31, 2008, the Co-Managers would have paid approximately $153,400 in subadvisory fees to Pyramis.

Summarized below (in both absolute and percentage terms) for the fiscal year ended December 31, 2008 are the actual and estimated pro forma: (i) contractual investment management fees received from the Portfolio by the Co-Managers, (ii) contractual subadvisory fees paid by the Co-Managers to the relevant subadviser (i.e., Niemann Capital or Pyramis, as the case may be), and (iii) net effective contractual investment management fee retained by the Co-Managers.

Item	Actual		Estimated Pro Forma		Difference Between Actual and Estimated Pro Forma	Percentage Difference Between Actual and Estimated Pro Forma
Contractual Investment Management Fees Received by Co-Managers	$121,072	*	$343,037	***	$(221,965)	(0.55)%
Contractual Subadvisory Fees Paid by Co-Managers to Relevant Subadviser	$80,715	**	$153,358	****	$(72,643)	(0.18)%
Net Effective Contractual Investment Management Fee Retained by Co-Managers	$40,357		$189,679		$(149,322)	(0.37)%

*  Because the Niemann Capital Portfolio operates as a fund-of-funds, the Underlying Trust Portfolios in which that Portfolio invested also paid approximately $287,800 in investment management fees to the Co-Managers based upon the Niemann Capital Portfolio's average holdings in the Underlying Trust Portfolios for the year ended December 31, 2008. Thus, for the year ended December 31, 2008, the gross effective investment management fees paid to the Co-Managers with respect to the Niemann Capital Portfolio were approximately $408,872 (i.e., $121,072 paid directly to the Co-Managers by the Niemann Capital Portfolio + $287,800 paid to the Co-Managers by relevant the Underlying Trust Portfolios).

**  Because the Niemann Capital Portfolio operates as a fund-of-funds, the Co-Managers paid a portion of the investment management fees received from the Underlying Trust Portfolios to the subadvisers for the relevant Underlying Trust Portfolios. The estimated subadvisory fees paid by the Co-Managers to the subadvisers for the relevant Underlying Trust Portfolios for the year ended December 31, 2008 were approximately $97,400 based upon the Niemann Capital Portfolio's average holdings in the Underlying Trust Portfolios during that period. Thus, for the year ended December 31, 2008, the gross effective subadvisory fees paid by the Co-Managers to Niemann Capital and the subadvisers for the relevant Underlying Trust Portfolios with respect to the Niemann Capital Portfolio were approximately $178,115 (i.e., $80,715 paid to Niemann Capital by the Co-Managers + $97,400 paid by the Co-Managers to the subadvisers for the relevant Underlying Trust Portfolios).

***  Assumes the proposed investment management fee rate of 0.85% of the Portfolio's average daily net assets had been in effect during the year ended December 31, 2008. Because the Niemann Capital Portfolio operates as a fund-of-funds, the estimated pro forma gross investment management fees that would have been paid to the Co-Managers with respect to the Repositioned Portfolio for the year ended December 31, 2008 would have been lower than the gross investment management fees actually paid to the Co-Managers with respect to the Niemann Capital Portfolio during that period.

****  Assumes Pyramis' subadvisory fee rate of 0.38% of the Repositioned Portfolio's average daily net assets to $250 million; 0.35% of the Repositioned Portfolio's average daily net assets over $250 million to $500 million; 0.32% of the Repositioned Portfolio's average daily net assets over $500 million to $750 million; 0.31% of the Repositioned Portfolio's average daily net assets over $750 million to $1.5 billion; and 0.30% of the Repositioned Portfolio's average daily net assets over $1.5 billion had been in effect during the year ended December 31, 2008. Because the Niemann Capital Portfolio operates as a fund-of-funds, the estimated pro forma gross subadvisory fees that would have been paid by the Co-Managers to Pyramis with respect to the Repositioned Portfolio for the year ended December 31, 2008 would have been lower than the gross subadvisory fees actually paid by the Co-Managers to Niemann Capital and the subadvisers for the relevant Underlying Trust Portfolios with respect to the Niemann Capital Portfolio during that period.

Description of Portfolio Repositioning

A description of the contemplated changes to the Portfolio's investment objective, investment strategy, non-fundamental investment policies, and blended performance benchmark is set forth below. The Board approved these changes at the Board Meetings. Implementation of these changes, however, is subject to receipt of the required shareholder approval with respect to the Proposal.

Current and Proposed Investment Objective. The current investment objective of the Niemann Capital Portfolio is to seek the highest potential total return consistent with its specified level of risk tolerance. The proposed investment objective of the Repositioned Portfolio will be to seek to maximize total return. The current and proposed investment objectives are non-fundamental investment policies of the Portfolio and may be changed by the Board without shareholder approval.

Proposed Non-Fundamental Investment Policy and Performance Benchmark Changes. The proposed changes to the non-fundamental investment policies and blended performance benchmark for the Portfolio are summarized below.

Current Non-Fundamental Investment Policy of AST Niemann Capital Growth Asset Allocation Portfolio	New Non-Fundamental Investment Policy of AST Fidelity Investments® Pyramis® Asset Allocation Portfolio
Fund-of-Funds: Under normal circumstances, the Niemann Capital Portfolio invests approximately 90% of its assets in Underlying Trust Portfolios and approximately 10% of its assets in ETFs.	Fund-of-Funds:
Termination of policy. Under normal circumstances, the Repositioned Portfolio will invest in equity and fixed-income securities and other financial instruments. The Repositioned Portfolio may, however, invest in other investment companies to the extent permitted by the 1940 Act and the rules thereunder.

Long/Short Strategies Not directly used	Long/Short Strategies Portfolio will implement Large Cap Core 130/30 strategy described below in more detail

Blended Performance Benchmark: Russell 3000 Index: 60% MSCI EAFE Index: 10% Barclays Capital Aggregate Bond Index: 30%	Blended Performance Benchmark: S&P 500 Index: 50% MSCI EAFE Index: 20% Barclays Capital Aggregate Bond Index: 30%

Principal Investment Policies of the Repositioned Portfolio. In seeking to achieve the Repositioned Portfolio's investment objective, Pyramis will cause the Repositioned Portfolio's assets to be allocated across six uniquely specialized investment strategies (collectively, the Investment Strategies). The Repositioned Portfolio will have four strategies that invest primarily in equity securities (i.e., the Equity Strategies), one fixed-income strategy (i.e., the Broad Market Duration Strategy), and one strategy designed to provide liquidity (i.e., the Liquidity Strategy).

The expected asset allocation mix across the six Investment Strategies is set forth below: Such asset allocation mix is preliminary and subject to change from time to time.

Investment Strategy	Estimated Percentage of Repositioned Portfolio Assets
Large Cap Core 130/30	26% (May range from 21%-31% under normal circumstances)

Small/Mid Cap Core	19% (May range from 14%-24% under normal circumstances)

International Value	10% (May range from 5%-15% under normal circumstances)

International Growth	10% (May range from 5%-15% under normal circumstances)

Broad Market Duration Strategy	30% (May range from 25%-35% under normal circumstances)

Liquidity Strategy	5% (May range from 0%-10% under normal circumstances)

Under normal circumstances, it is expected that the assets of the Repositioned Portfolio will be allocated across the domestic equity, international equity, and fixed-income asset classes as set forth below.

Percentage of Assets Allocated to Domestic Equities	Percentage of Assets Allocated to Foreign Equities	Percentage of Assets Allocated to Domestic and Foreign Fixed-Income Securities
50% (Approximate Range of 40-60%)	20% (Approximate Range of 10-30%)	30% (Approximate Range of 20-40%)

2. Large Cap Core 130/30 Strategy. The Large Cap Core 130/30 Strategy is a type of long/short equity strategy. This type of strategy will involve selling short a portion of the securities or derivative instruments held by the Portfolio and using the proceeds from such short sales, or other borrowings, to purchase additional securities or derivative instruments on a long basis. The "130" portion stands for 130% exposure to the long portfolio and the "30" portion stands for 30% exposure to the short portfolio. The Large Cap Core 130/30 Strategy is expected to be sector neutral as compared to the S&P 500 Index and broadly diversified. Pyramis will use a bottom-up, fundamental investment strategy to select long and short candidates.

3. Small/Mid Cap Core Strategy. Pyramis will use a bottom-up, fundamental investment strategy to produce a broadly diversified portfolio of small and mid-cap securities. The Small/Mid Cap Core Strategy is expected to be sector neutral as compared to the Russell 2500 Index.

4. International Value Strategy. Pyramis will use a value-oriented investment approach to produce a diversified international portfolio. In selecting securities for this strategy, Pyramis will focus on stocks that it believes are inexpensively priced in relation to their earnings power and cash generation capability.

5. International Growth Strategy. Pyramis will use a growth-oriented investment approach to produce a diversified portfolio of large-, medium-, and small-cap companies in Europe, Japan, and the Pacific Basin. In selecting securities for this strategy, Pyramis will concentrate on companies with above-average earnings growth combined with attractive relative valuations and companies that possess fundamental strength in technology or business strategy that provide a competitive advantage.

6. Broad Market Duration Strategy. The Broad Market Duration Strategy will primarily invest in a full spectrum of US dollar — denominated investment-grade securities and related instruments. These fixed income investments may include fixed income securities, forward contracts or derivatives, such as options, futures contracts, or swap agreements. Pyramis intends for the assets attributable to this strategy to be well diversified across sectors and issuers. To that end, a typical portfolio for this strategy will hold approximately 125 — 150 issuers with an average weighting of 0.5% of relevant assets. Pyramis also expects to maintain a duration similar to that of the Barclays Capital Aggregate Bond Index (the Barclays Capital Index). As of June 30, 2009, the average duration of the Barclays Capital Index was approximately 4.30 years. In selecting fixed income investments for this strategy, Pyramis will use bottom-up fundamental analysis, in-depth quantitative and credit research, and sophisticated risk management tools.

7. Liquidity Strategy. Up to approximately 5% of the Repositioned Portfolio's net assets may be allocated to: (i) index futures, other futures contracts, and options thereon to provide liquid exposure to their respective equity and fixed-income benchmark indices and (ii) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements for the futures contracts and to provide additional portfolio liquidity to satisfy large-scale redemptions and any variation margin calls with respect to the futures contracts. The Repositioned Portfolio may also invest in ETFs for additional exposure to relevant markets.

Temporary Investments. Up to 100% of the Repositioned Portfolio's assets may be invested temporarily in cash or cash equivalents and the Repositioned Portfolio may otherwise deviate from its customary investment strategies in response to extraordinary adverse political, economic, financial, or stock market events. Temporary investments may include U.S. or foreign government or corporate obligations, commercial paper, bank obligations, and repurchase agreements. While the Repositioned Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

Principal Risks of Investing in Repositioned Portfolio. The principal risks associated with an investment in the Repositioned Portfolio are described below.

Asset Transfer Program Risk. The Repositioned Portfolio may be used as a stand-alone investment option in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract owners may allocate their account values (referred to herein as the Permitted Sub-Accounts) and (ii) require contract owners to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the Repositioned Portfolio. Such asset transfers could adversely affect the investment performance of the Repositioned Portfolio by requiring Pyramis to purchase and sell securities at inopportune times and by otherwise limiting the ability of Pyramis to fully implement its investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for the Repositioned Portfolio, compared to other similar funds.

Common and Preferred Stocks Risk. The Repositioned Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company Risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit Risk. The Repositioned Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which the Repositioned Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by the Repositioned Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt — also known as "high-yield bonds" or "junk bonds" — have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Repositioned Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, Pyramis will determine which rating it believes best reflects the security's quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer's debt securities. If the cost to buy protection against an issuer's default increases, the credit risk associated with the issuer's debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer's debt securities.

Derivatives Risk. The Repositioned Portfolio may, but is not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. The Repositioned Portfolio may use derivatives to earn income and enhance returns, to manage or adjust its risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

As an open-end investment company registered with the Securities and Exchange Commission (the SEC), the Repositioned Portfolio is subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Repositioned Portfolio must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC or SEC staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Repositioned Portfolio must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Repositioned Portfolio is permitted to set aside liquid assets in an amount equal to its daily marked-to-market (net) obligations, if any (i.e., the Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Repositioned Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts.

The Trust reserves the right to modify the asset segregation policies of the Repositioned Portfolio in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Repositioned Portfolio. For example, the Repositioned Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency Risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional Risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Repositioned Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for the Repositioned Portfolio to lose more than the amount it invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

The Repositioned Portfolio may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Repositioned Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Repositioned Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Repositioned Portfolio is not required to use hedging and may choose not to do so. Because the Repositioned Portfolio may use derivatives to seek to enhance returns, its investments will expose it to the risks outlined above to a greater extent than if it used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Foreign Investment Risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency Risk. Changes in currency exchange rates may affect the value of foreign securities held by the Repositioned Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Repositioned Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. The Repositioned Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Repositioned Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging Market Risk. To the extent that the Repositioned Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign Market Risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information Risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, Pyramis will devote research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity Risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political Developments. Political developments may adversely affect the value of the Repositioned Portfolio's foreign securities.

Political Risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory Risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation Risk. Many foreign markets are not as open to foreign investors as U.S. markets. The Repositioned Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of the Repositioned Portfolio.

Growth Stock Risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging Risk. The decision as to whether and to what extent the Repositioned Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that the Repositioned Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-Yield Risk. The Repositioned Portfolio may invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds"). Funds that invest in junk bonds may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce the Repositioned Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Inflation-Indexed Securities Risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Repositioned Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Interest Rate Risk. The Repositioned Portfolio will be subject to interest rate risk to the extent it invests in fixed-income securities. Interest rate risk is the risk that the rates of interest income generated by the Repositioned Portfolio's fixed-income investments may decline due to a decrease in market interest rates and that the market prices of the Repositioned Portfolio's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

Leveraging Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, Pyramis can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the Repositioned Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause the Repositioned Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of the Repositioned Portfolio's securities.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if the Repositioned Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, the Repositioned Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect the Repositioned Portfolio's return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. The Repositioned Portfolio will have greater exposure to liquidity risk to the extent its principal investment strategies involve foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. The Repositioned Portfolio generally may invest up to 15% of its net assets in illiquid securities. Pyramis will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to its exposure to illiquid securities in the event the market value of such securities exceeds 15% of its net assets as a result of a decline in the market value of the Portfolio.

Management Risk. Actively managed investment portfolios are subject to management risk. Pyramis will apply investment techniques and risk analyses in making investment decisions for the Repositioned Portfolio, but there can be no guarantee that these will produce the desired results.

Market Risk. Market risk is the risk that the equity and fixed-income markets in which the Repositioned Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Mid-Capitalization Company Risk. The Repositioned Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Mortgage Risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Repositioned Portfolio may exhibit additional volatility if it has exposure to mortgage-related securities. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Repositioned Portfolio because it will have to reinvest that money at the lower prevailing interest rates.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, no assurance can be given that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the Treasury was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the Treasury, the Chairman of the Board of Governors of the Federal Reserve (the Federal Reserve) and the Director of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac reported that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company had advised them that it had not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. On September 7, 2008, the Treasury entered into agreements with Fannie Mae and Freddie Mac to purchase up to $100 billion of preferred shares in each company to ensure the companies' maintain a positive net worth. On February18, 2009, the amount of preferred shares the Treasury is authorized to purchase was increased to $200 billion for each company. The effect that the Treasury's purchases of preferred stock will have on the companies' debt and equities is unclear.

On November 25, 2008, the Federal Reserve announced that it would initiate a program to purchase up to $100 billion of debt issued by Fannie Mae, Freddie Mac and the Federal Home Loan banks and up to $500 billion in mortgage-backed securities backed by Fannie Mae, Freddie Mac and Ginnie Mae. On March 12, 2009, the Federal Reserve announced that it would increase the amount of debt it would purchase by $100 billion and the amount of mortgage-backed securities it would purchase by $750 billion. As a result, the Federal Reserve anticipates that by the end of the first quarter of 2010 it will have purchased a total of $1.25 trillion in mortgage-backed securities backed by Fannie Mae, Freddie Mac and Ginnie Mae and as much as $200 billion of debt issued by Fannie Mae, Freddie Mac and the Federal Home Loan banks. These purchases by the Federal Reserve were designed to support the prices of the companies' debt and mortgage-backed securities. It is unlikely that the Federal Reserve will further increase the amount of debt and mortgage-backed securities purchased under this program. The effect of the purchase program, the end of such program and the period of time the Federal Reserve will hold the companies' debt and such mortgage-backed securities remain unclear.

Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities. Members of Congress have indicated that within the next year they will propose legislation reforming the oversight and structure of Fannie Mae and Freddie Mac. The effect that these reforms will have on the companies' debt and equities is unclear.

Portfolio Turnover Risk. The Repositioned Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by Pyramis. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect the Repositioned Portfolio's performance. Pyramis generally will not consider the length of time the Portfolio has held a particular security in making investment decisions. In fact, Pyramis may engage in active trading on behalf of the Portfolio — that is, frequent trading of its securities — in order to take advantage of new investment opportunities or return differentials. The Repositioned Portfolio's turnover rate may be higher than that of other mutual funds due to Pyramis' investment strategies.

In addition, the Repositioned Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the Repositioned Portfolio. Such asset transfers could adversely affect the Repositioned Portfolio's investment performance by requiring Pyramis to purchase and sell securities at inopportune times and by otherwise limiting Pyramis' ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for the Repositioned Portfolio compared to other similar funds.

Prepayment or Call Risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by the Repositioned Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Selection Risk. The risk that the securities, derivatives, and other instruments selected by Pyramis will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short Sale Risk. The Repositioned Portfolio may enter into short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Entering into short sales exposes the Repositioned Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although the Repositioned Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small Company Risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on the Repositioned Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

U.S. Government and Agency Securities Risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Mortgage-backed securities issued by government sponsored enterprises such as Freddie Mac or Fannie Mae are not backed by the full faith and credit of the United States.

Other Debt Obligations Issued or Guaranteed by the U.S. Government and Government-Related Entities Risk. Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Value Stock Risk. Investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

New Subadviser and Portfolio Manager

Pyramis Global Advisors, LLC is the subadviser to the Repositioned Portfolio and makes the day-to-day investment management decisions for the Repositioned Portfolio. Pyramis is an indirect wholly-owned subsidiary of FMR LLC. As of June 30, 2009, Pyramis Global Advisors, LLC and its Pyramis Group affiliates managed approximately $131 billion in assets worldwide. Pyramis is located at 900 Salem Street, Smithfield, Rhode Island 02917.

Mark Friebel is Senior Vice President and Head of Asset Allocation at Pyramis Global Advisors, a unit of Fidelity Investments and portfolio manager for AST Fidelity Investments® Pyramis® Asset Allocation Portfolio. Prior to joining Pyramis, Mark was head of the asset allocation and product strategy group at Barclays Global

Investors, N.A., (BGI) San Francisco. As BGI's principal asset allocation strategist, he led development of a broad range of new asset allocation products employing commodity, currency, overlay, and custom alpha/beta strategies, including the firm's first lifecycle product, which he designed in the mid-1990s. Mark earned a Bachelor of Science degree in Political Science from Santa Clara University and a Master's degree in Business Administration with a concentration in International Management from Thunderbird Global School of Management. He holds the Financial Industry Regulatory Authority (formerly NASD) Series 7, 24, and 63 licenses.

Information About PI and AST

PI and AST are both wholly-owned subsidiaries of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102.

Set forth below are the names, titles and principal occupations of the principal executive officers of PI. Unless otherwise indicated, the address of each individual is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

Name	Position with PI	Principal Occupations
Kathryn L. Quirk	Executive Vice President and Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of The Prudential Insurance Company of America; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; Executive Vice President, Chief Legal Officer and Secretary of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer	President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute

Valerie M. Simpson	Chief Compliance Officer	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance

Name	Position with PI	Principal Occupations
Grace C. Torres	Assistant Treasurer and Senior Vice President	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of Prudential Investments LLC; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Set forth below are the names, titles and principal occupations of the principal executive officers and directors of AST. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484-0883.

Name	Position with AST	Principal Occupations
Timothy S. Cronin	Officer-in-Charge, President, Chief Executive Officer, Chief Operating Officer and Director	President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge, and Director (since June 2005) of AST Investment Services, Inc.; Vice President of Prudential Investments LLC

Kathryn L. Quirk	Vice President and Chief Legal Officer	Vice President and Corporate Counsel (since September 2004) of The Prudential Insurance Company of America; Executive Vice President, Chief Legal Officer and Secretary of AST Investment Services, Inc.; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Valerie M. Simpson	Chief Compliance Officer	Chief Compliance Officer (since April 2007) of Prudential Investments LLC and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance

Stephen Pelletier	Executive Vice President & Director	President of Prudential Annuities (since September 2008); Chairman and CEO, International Investments, Prudential Financial (since January 1998).

Michael Bohm	Vice President, Chief Financial Officer, and Assistant Treasurer	Chief Financial Officer, Vice President, and Assistant Treasurer (since March 2006) of AST Investment Services, Inc.

Similar Funds or Portfolios Managed by PI or AST

AST and PI do not manage another fund or portfolio that has investment objectives, policies, and strategies that are similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio.

Similar Funds or Portfolios Advised by the New Subadviser

Pyramis does not do not manage another fund or portfolio that has investment objectives, policies, and strategies that are similar to the proposed investment objective, policies, and strategies for the Repositioned Portfolio.

Matters Considered by the Board

The Board held meetings that took place on September 30, 2009 to October 1, 2009 and October 13, 2009 (together, the Board Meetings) to consider the Co-Managers' proposals to change the Portfolio's investment management fee rate, subadvisory arrangements, investment strategy, investment objective, investment policies, blended performance benchmark, and name (such changes are collectively referred to herein from time to time as the Portfolio Repositioning). A majority of the Independent Trustees attended the Board Meetings. In advance of the Board Meetings, the Trustees received materials relating to all aspects of the Portfolio Repositioning and had the opportunity to ask questions and request additional information in connection with their consideration of the Portfolio Repositioning, including the proposed increased investment management fee rate. The materials included, among other things, a comparative analysis of the current investment management fee rate for the Niemann Capital Portfolio, the proposed investment management fee rate for the Repositioned Portfolio, and the investment management fee rates paid by mutual funds with investment policies and strategies similar to those of the Niemann Capital Portfolio and the Repositioned Portfolio (i.e., variable insurance product (VIP) funds in Lipper Inc.'s mixed-asset target allocation growth category).

At such meetings, the Board, including a majority of the Independent Trustees, approved this proposal. The Board also approved the execution of a subadvisory agreement relating to the Portfolio between the Co-Managers and Pyramis and certain changes to the Portfolio's investment objective, non-fundamental investment policies, and blended performance benchmark as outlined above. At such meetings, the Board received oral presentations from representatives of the Co-Managers and Pyramis and had the opportunity to ask questions and obtain additional information about the Portfolio Repositioning, including the proposed increased investment management fee rate.

The material factors and conclusions that formed the basis for the Trustees' determination to approve the amendment to the Management Agreement are discussed separately below. Implementation of the investment management fee increase is also subject to "in person" Board approval of the revised fee schedule at the December 2009 Board meeting as required by Section 15(c) of the 1940 Act.

Reasons for an Increased Investment Management Fee Rate

The Co-Managers are proposing the increased investment management fee rate for the Niemann Capital Portfolio in order to effect the Portfolio Repositioning. As noted above, the Niemann Capital Portfolio currently operates as a fund-of-funds by investing approximately 90% of its assets in Underlying Trust Portfolios and approximately 10% of its assets in ETFs. Niemann Capital is generally responsible for determining the Portfolio's target asset allocation among the various asset classes (i.e., equities, debt, and cash/money market) and selecting weighted combinations of ETFs for 10% of the Portfolio's assets to gain exposure to certain "off-benchmark" investment categories. The Co-Managers, however, are responsible for selecting the Underlying Trust Portfolios to be used as the fulfillment options for Niemann Capital's asset allocation decisions, conducting cash management activities, and otherwise handling the actual day-to-day investment management of the Portfolio, including the purchase, retention, and sale of all portfolio securities and instruments, including Underlying Trust Portfolios and ETFs.

Pyramis, on the other hand, will be responsible for asset allocation, security selection, and the day-to-day investment management of the Repositioned Portfolio. In particular, Pyramis will cause the Repositioned Portfolio's assets to be directly invested in multiple asset classes, including (without limitation) U.S. equities (including small-cap equities), developed market equities, emerging market equities, and U.S. fixed-income. Pyramis will also pursue sophisticated long-short investment strategies. In order to pursue these investment strategies, Pyramis must research and analyze global political, macro-economic, and currency issues, the characteristics of the different global capital markets, and differences in legislation in different foreign jurisdictions. The Co-Managers believe and the Board agreed that the proposed subadvisory fee rate reflects the increased operational and investment management responsibilities and corresponding costs to be incurred by Pyramis as compared to Niemann Capital. In turn, the Portfolio's use of the Pyramis investment strategy when compared to the current fund-of-fund structure will result in an increase in the amount of time, oversight, and attention that will be required by the Co-Managers' investment management, fund administration, legal, and compliance professionals. In short, the Co-Managers believe that the proposed increased contractual investment management fee will permit the Co-Managers to (i) retain Pyramis to handle asset allocation, security selection, and day-to-day investment management of the Portfolio and (ii) recover some of the increased costs to be incurred by the Co-Managers in connection with the proposed changes to the Portfolio. Notwithstanding the proposed increased contractual investment management and subadvisory fee rates, the Board noted, however, that: (i) the proposed contractual investment management fee rate for the Repositioned Portfolio is lower than the gross effective investment management fee rate for the Niemann Capital Portfolio and (ii) the gross effective subadvisory fee rate for the Repositioned Portfolio is lower than the gross effective subadvisory fee rate for the Niemann Capital Portfolio.

The Board recognized that the Portfolio Repositioning will cause the aggregate contractual investment management fee directly retained by the Co-Managers with respect to the Portfolio (also referred to as the net investment management fee) to increase significantly. The Board also recognized, however, that the aggregate contractual investment management fee retained by the Co-Managers with respect to the Niemann Capital Portfolio (i.e., 0.10%) does not take into account the additional investment management fees retained by the Co-Managers in connection with the Niemann Capital Portfolio's investments in the Underlying Trust Portfolios. Taking those investments into account, the net effective management fee rate for the Repositioned Portfolio is actually lower than that of the Niemann Capital Portfolio. In addition, the Board noted that the proposed contractual subadvisory fee rate for Pyramis reflected the negotiated business arrangements between the Co-Managers and Pyramis with respect to this subadvisory mandate. The Board also believes that these differentials will be relevant to the Board's review of the Co-Managers' profitability as part of the annual 15(c) process for the Repositioned Portfolio.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to Niemann Capital Portfolio by the Co-Managers and Niemann Capital under the current Management Agreement and the current Subadvisory Agreement and the nature and extent of services to be provided to the Repositioned Portfolio by the Co-Managers and Pyramis under the amended Management Agreement and the new Subadvisory Agreement. The Board considered the Co-Managers' representation that the nature and extent of services to be provided by the Co-Managers and Pyramis under the amended Management Agreement and the new Subadvisory Agreement would likely be greater than those provided by the Co-Managers and Niemann Capital under the current Management Agreement and the current Subadvisory Agreement, due to the increased oversight, time and expense which will be required to properly manage the Portfolio after it is transitioned from a fund-of funds to a multi-asset class global fund that uses sophisticated long-short investment strategies. The Board concluded that it was satisfied with the nature, extent, and quality of the investment advisory services expected to be provided to the Portfolio by the Co-Managers and Pyramis under the amended Management Agreement and the new Subadvisory Agreement.

Historical Investment Performance of the Niemann Capital Portfolio

Although the Board considered the historical performance of the Niemann Capital Portfolio as part of the overall Portfolio Repositioning, it did not consider that performance as a specific factor in approving the revised fee schedule for the amended Management Agreement. The Board noted that the current Management Agreement had been considered and renewed by the Board in June 2009 as part of its annual consideration of the renewal of the Niemann Capital Portfolio's investment management agreement, and that it had considered the Portfolio's historical investment performance at that time.

The Board also considered that it was approving Pyramis as a subadviser for the Portfolio and that Pyramis would be implementing a new investment strategy for the Portfolio. The Board noted that Pyramis currently manages individual institutional accounts that are based entirely on each of the four Equity Strategies and the Broad Market Duration Strategy. The Co-Managers provided information to the Board concerning the historical investment performance of the individual Pyramis investment composites and the relevant blended performance benchmarks. A "composite" is a standardized aggregation of one or more funds or accounts into a single group that represents a particular investment objective or strategy. The Board noted that such composites generally outperformed their respective benchmark indexes for the relevant time periods. Although Pyramis does not currently manage and has not managed in the past any investment strategies that use the Liquidity Strategy or all of the Investment Strategies in the aggregate, the Board did review the back-tested hypothetical performance information it requested for the Portfolio that assumes the current expected allocation across the six Investment Strategies.

Investment Management Fee Rates

Lipper, Inc. (Lipper), an independent provider of investment performance and expense information to mutual funds and their boards of directors/trustees, classified both the Niemann Capital Portfolio and the Repositioned Portfolio as VIP mixed-asset target allocation growth funds. The materials provided to the Board in advance of the Board Meetings indicated that the contractual investment management fee rates for the Niemann Capital Portfolio and the Repositioned Portfolio fall within the second quartile and fourth quartile, respectively, of Lipper's VIP mixed-asset target allocation growth funds universe. However, taking the investment management fees of the Underlying Trust Portfolios into consideration, the gross effective investment management fee rate of the Niemann Capital Portfolio would also fall within the fourth quartile and is actually higher than that of the Repositioned Portfolio. The Board also noted that the Repositioned Portfolio will be a global asset allocation fund that includes a sophisticated "130-30" strategy and a "liquidity" sleeve. Many of the funds in Lipper's VIP mixed-asset target allocation growth funds universe (including the Niemann Capital Portfolio), on the other hand, generally do not use long/short strategies or have "liquidity" sleeves. The Co-Managers and the Board agreed that the broad geographical reach of the Repositioned Portfolio and its use of the "130-30" strategy and "liquidity" sleeve will require larger amounts of time and resources for oversight and administration than many funds in Lipper's VIP mixed-asset target allocation growth funds universe. In short, the Board agreed with the Co-Managers that the investment management and subadvisory arrangements for the Repositioned Portfolio should be evaluated in light of these differences. In their presentation to the Board, the Co-Managers also noted that (i) the estimated pro forma total expense ratio for the Repositioned Portfolio was lower than that of the Niemann Capital Portfolio and (ii) the net effective management fee rate for the Repositioned Portfolio is actually lower than that of the Niemann Capital Portfolio. Based on the foregoing, the Board concluded that the proposed investment management fee rate was reasonable under the circumstances.

Co-Managers' Profitability

The Board did not consider the profitability of the Co-Managers under the amended Management Agreement, because it was not possible to determine or calculate any additional or different profitability to be enjoyed by the Co-Managers until the increased management fee was in effect. The Board noted that it had considered the profitability of the Co-Managers under the current Management Agreement as part of its annual consideration of the renewal of the current Management Agreement for the Niemann Capital Portfolio in June 2009, and that it had determined such profitability to be reasonable at that time. The Board also noted that will consider the profitability of the Co-Managers as part of any future annual review of the amended Management Agreement.

Economies of Scale

The Board considered the potential for the Co-Managers to experience economies of scale as the Portfolio grows in size. The Board considered that the amended Management Agreement would not provide breakpoints (that is, reductions in the fee rate as the size of the Portfolio increases), that the proposed subadvisory fee for Pyramis would include breakpoints in the fee rate paid by the Co-Managers to Pyramis, and that the subadvisory breakpoints would reduce that fee rate if the Portfolio increased in size. The Board noted that it will consider economies of scale as part of any future annual review of the Management Agreement.

Other Benefits to the Co-Managers or their affiliates from serving as co-investment managers

The Board did not consider ancillary or potential "fall out" benefits accruing to the Co-Managers as a result of its service as co-investment managers for the Portfolio. The Board noted that it had previously considered the ancillary or fall-out benefits accruing to the Co-Managers as part of its annual consideration of the renewal of the Portfolio's advisory agreement in June 2009, and that it had determined any such benefits to be reasonable. The Board also noted that it will consider ancillary benefits as part of any future annual review of the amended Management Agreement.

Conclusion

Based on the materials provided to the Trustees and the presentations made by the Co-Managers and Pyramis at the meeting, the Board concluded that approving the increased management fee rate was in the best interests of the Portfolio and its shareholders.

Implementation

The Co-Managers and the Board are proposing the investment management fee rate increase in order to effect the Portfolio Repositioning. The Co-Managers believe that the Portfolio Repositioning will provide Portfolio shareholders with increased investment diversification by providing exposure to both traditional and alternative investment strategies. If the increased investment management fee rate is approved by the shareholders of the Niemann Capital Portfolio, the revised fee schedule will become effective upon the addition of Pyramis as subadvisers to the Portfolio. Such addition is expected to occur at some point during the first calendar quarter of 2010. In turn, once Pyramis becomes a subadviser to the Portfolio, it is expected that: (i) Pyramis will commence implementation of its new investment strategy; (ii) the name of the Portfolio will be changed from the AST Niemann Capital Growth Asset Allocation Portfolio to the AST Fidelity Investments® Pyramis® Asset Allocation Portfolio; and (iii) certain changes to the Portfolio's investment objective, non-fundamental investment policies, and blended performance benchmark that are described above will become effective. The Board approved all aspects of the Portfolio Repositioning at the Board Meetings. If Niemann Capital Portfolio shareholders do not approve Proposal No. 1, the Niemann Capital Portfolio's investment management fee rate, subadvisory arrangements, investment objective, investment strategy, non-fundamental investment policies, blended performance benchmark, and name will remain unchanged.

THE BOARD OF TRUSTEES OF ADVANCED SERIES TRUST, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 1.

VOTING INFORMATION

Approval of Proposal No. 1 requires approval by a majority of the outstanding voting securities of the Niemann Capital Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Niemann Capital Portfolio's outstanding voting securities is the lesser of (i) 67% of the Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding voting securities.

Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Niemann Capital Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve each Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Niemann Capital Portfolio, will vote shares of the Niemann Capital Portfolio, including Niemann Capital Portfolio shares owned by the Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from Contract owners beneficially owning the shares (for the Proposal, against the Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners. It is expected that the presence at the Meeting of the Participating Insurance Companies affiliated with PI and AST will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote on the various proposals. An abstention is not counted as an affirmative vote of the type necessary to approve the Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed voting instruction card,

•  In person at the Meeting, or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions for the Proposals, your shares will be voted in favor of the Proposals and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the Meeting.

ADDITIONAL INFORMATION

To the knowledge of the Trust, the executive officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of the Niemann Capital Portfolio as of the Record Date. To the knowledge of the Trust, there were no persons who owned beneficially 5% or more of the shares of the Niemann Capital Portfolio as of the Record Date.

Broker-dealers affiliated with the Co-Managers received no commissions from the Trust with respect to the Portfolio during the fiscal year ended December 31, 2008.

TRANSITION EXPENSES

In order for Pyramis to implement its investment strategy, it is expected that all shares of the Underlying Trust Portfolios and all ETFs held by the Niemann Capital Portfolio will be liquidated and that equity and debt securities and other financial instruments selected by Pyramis will be purchased by the Repositioned Portfolio. Brokerage commissions and other transaction-related expenses will be directly incurred on behalf of the Portfolio in connection with the liquidation of the ETFs held by the Niemann Capital Portfolio and the purchase of equity and debt securities and other financial instruments selected by Pyramis on behalf of the Repositioned Portfolio. Such direct brokerage commissions and other transaction-related expenses are expected to equal approximately $332,570 (or 0.25% of the Portfolio's net assets as of June 30, 2009) and will be borne by the Portfolio and its shareholders.

SHAREHOLDER PROPOSALS

Any shareholder who wishes to submit a proposal to be considered at the Trust's next meeting of shareholders should send the proposal to the Trust at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, New Jersey 07102-4077, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting.

The Trust is not required, and does not intend, to hold annual meetings of shareholders other than as required under its Second Amended and Restated Declaration of Trust, the 1940 Act, or other applicable law, or if otherwise deemed advisable by the Board.

Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Trust's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

OTHER BUSINESS

The Co-Managers know of no business to be presented at the Meeting other than the matters described in this Proxy Statement. If any other matter is properly presented at the Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

It is important that you execute and return ALL of your voting instruction cards promptly.

Fidelity Investments and Pyramis are registered service marks of FMR LLC. Used by permission.

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Exhibit A

ADVANCED SERIES TRUST

INVESTMENT MANAGEMENT AGREEMENT

Agreement made this 1st day of May, 2003, between Advanced Series Trust, a Massachusetts trust (the Fund), and each of Prudential Investments LLC, a New York limited liability company (PI) and American Skandia Investment Services, Inc. (ASISI).

W I T N E S S E T H

WHEREAS, the Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act); and

WHEREAS, the Fund desires to retain PI and ASISI jointly to render or contract to obtain as hereinafter provided investment advisory services to the Fund and the Fund also desires to avail itself of the facilities available to PI and ASISI with respect to the administration of its day-to-day business affairs, and both PI and ASISI are willing to render such investment advisory and administrative services; and

WHEREAS, the Fund desires to retain PI and ASISI to act as co-managers (in such joint capacity the Co-Managers) with respect to the Fund; it being understood that PI, except as otherwise provided herein, shall oversee, supervise and assist with ASISI's provision of investment advisory services to the Fund;

NOW, THEREFORE, the parties agree as follows:

1.  The Fund hereby appoints the Co-Managers to act as manager of the Fund and each series thereof set forth on Schedule A hereto (each a Portfolio) and as administrator of its business affairs for the period and on the terms set forth in this Agreement. The Co-Managers accept such appointment and agree to render the services herein described, for the compensation herein provided. Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to enter into one or more subadvisory agreements with any subadviser, whether or not affiliated with the Manager (including, to the extent legally permissible, Prudential Investment Management, Inc. and Jennison Associates LLC) (each, a Subadviser), pursuant to which such Subadviser shall furnish to the Fund and each Portfolio investment advisory services in connection with the management of the Fund and such Portfolio (each, a Subadvisory Agreement). Subject to the approval of the Board of Trustees of the Fund, the Co-Managers are authorized to retain more than one Subadviser for each Portfolio, and if any Portfolio has more than one Subadviser, the Co-Managers are authorized to allocate and reallocate the assets of such Portfolio among the Subadvisers to such Portfolio. The Co-Managers will continue to have joint and several responsibility to the Fund and each Portfolio for all investment advisory services furnished to the Fund and such Portfolio pursuant to any Subadvisory Agreement. The Fund and Co-Managers understand and agree that the Co-Managers may manage the Fund and each Portfolio in a "manager-of-managers" style with either a single Subadviser or multiple Subadvisers for such Portfolio, which contemplates that the Co-Managers will, among other things and pursuant to an Order issued by the Securities and Exchange Commission (SEC): (i) continually evaluate the performance of each Subadviser to such Portfolio, if applicable, through quantitative and qualitative analyses and consultations with such Subadviser; (ii) periodically, and at least annually, make recommendations to the Fund's Board as to whether the contract with each Subadviser should be renewed, modified, or terminated in respect of such Portfolio; and (iii) periodically report to the Fund's Board regarding the results of its evaluation and monitoring functions. The Fund recognizes that, subject to Board approval, a Subadviser's services in respect of the Fund or any Portfolio may be terminated or modified pursuant to the "manager-of-managers" process, and that the Co-Managers may appoint a new Subadviser for any Subadviser that is so removed.

2.  Subject to the supervision of the Board of Trustees of the Fund, the Co-Managers shall administer the Fund's business affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof and any Subadvisory Agreement, the Co-Managers shall manage the investment operations of the Fund and the composition of the investment portfolio for each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Fund's SEC registration statement on Form N-1A, as in effect from time to time (the Registration Statement), and subject to the following understandings:

(a)  With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) shall provide supervision of the Portfolio's investments, and shall determine from time to time what investments or securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets of such Portfolio will be invested or held uninvested as cash.

(b)  With respect to the Fund and each Portfolio, the Co-Managers, in the performance of their duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust of the Fund and the Registration Statement and with the instructions and directions of the Board of Trustees of the Fund, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations. In connection therewith, the Co-Managers shall, among other things, prepare and file (or cause to be prepared and filed) such reports as are, or may in the future be, required by the SEC).

(c)  With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) shall determine the securities and futures contracts to be purchased or sold by such Portfolio and will place orders pursuant to their determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated, to the extent legally permissible) in conformity with the policy with respect to brokerage as set forth in the Registration Statement or as the Board of Trustees may direct from time to time. In providing the Fund and each Portfolio with investment supervision, it is recognized that the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) may consider the financial responsibility of or [research and investment information and other services] provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of either of the Co-Manager (or Subadvisers) may be a party, the size and difficulty in executing the order, and the value of the expected contribution of the broker dealer to the investment performance of the Portfolio on a continuing basis. It is understood that, to the extent legally permissible, Prudential Securities Incorporated (or a broker-dealer affiliated with a Subadviser) may be used as principal broker for securities transactions, but that no formula has been adopted for allocation of the Fund's investment transaction business for the Fund or any Portfolio. It is also understood that it is desirable for the Fund and each Portfolio that the Co-Manager (or the Subadviser(s) to such Portfolio) have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants, and that such brokers or futures commission merchants may execute brokerage transactions at a higher cost to the Fund and such Portfolio than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Co-Managers (and the Subadviser(s) to such Portfolio under the Co-Manager's supervision) each is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Fund to brokers or futures commission merchants who provide such research and analysis, subject to review by the Fund's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Co-Manager (or the Subadviser) in connection with its services to other clients.

On occasions when the Co-Managers (or any Subadviser to such Portfolio under the Co-Managers' supervision) deem the purchase or sale of a security or a futures contract to be in the best interest of the Fund and such Portfolio as well as other clients of the Co-Managers (or such Subadviser), the Co-Manager (or such Subadviser), to the extent legally permissible, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Co-Managers (or such Subadviser) in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and such Portfolio and to such other clients.

(d)  With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) shall maintain all books and records with respect to the Fund's and such Portfolio's portfolio transactions and shall render to the Fund's Board of Trustees such periodic and special reports as the Board may reasonably request.

(e)  With respect to the Fund and each Portfolio, the Co-Managers (or the Subadviser(s) to such Portfolio under the Co-Manager's supervision) shall be responsible for the financial and accounting records to be maintained by the Fund and such Portfolio's (including those being maintained by the Fund's custodian).

(f)  With respect to the Fund and each Portfolio, the Co-Manager (or the Subadviser(s) to such Portfolio under the Co-Managers' supervision) shall provide the Fund's custodian on each business day information relating to all transactions concerning the assets of the Fund and such Portfolio.

(g)  The investment management services of the Co-Managers under this Agreement are not to be deemed exclusive, and the Co-Managers shall be free to render similar services to others.

(h)  The Co-Managers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund's securities.

3.  The Fund has delivered to the Co-Managers copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

(a)  Articles of Incorporation or Declaration of Trust of the Fund;

(b)  By-Laws of the Fund (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

(c)  Certified resolutions of the Board of Trustees of the Fund authorizing the appointment of the Manager and approving the form of this agreement;

(d)  Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the SEC relating to the Fund and its shares of common stock and all amendments thereto; and

(e)  Each prospectus and statement of additional information of the Fund.

4.  The Co-Managers shall authorize and permit any of their officers and employees who may be elected as Trustees or officers of the Fund to serve in the capacities in which they are elected. All services to be furnished by the Co-Managers under this Agreement may be furnished through the medium of any such officers or employees of the Co-Managers.

5.  The Co-Managers shall keep the Fund's books and records required to be maintained by it pursuant to Paragraph 2 hereof. The Co-Managers agree that all records which it maintains for the Fund are the property of the Fund, and they will surrender promptly to the Fund any such records upon the Fund's request, provided however that the Co-Managers may retain a copy of such records. The Co-Managers further agree to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Co-Managers pursuant to Paragraph 2 hereof.

6.  During the term of this Agreement, the Co-Managers shall pay the following expenses:

(i)  the salaries and expenses of all Trustees, officers and employees of the Fund and the Co-Managers, except the fees and expenses of Trustees who are not affiliated persons of the Co-Managers or any Subadviser,

(ii)  all expenses incurred by the Co-Managers in connection with managing the ordinary course of the Fund's business, other than those specifically assumed by the Fund herein, and

(iii)  the fees, costs and expenses payable to each Subadviser pursuant to a Subadvisory Agreement.

The Fund assumes and will pay the expenses described below:

(a)  the fees and expenses incurred by the Fund or any Portfolio in connection with the management of the investment and reinvestment of its assets,

(b)  the fees and expenses of Fund Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act,

(c)  the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Fund and the provision of any such records to the Co-Managers useful to the Co-Managers in connection with the Co-Managers' responsibility for the accounting records of the Fund pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing or valuation of the shares of the Fund, including the cost of any pricing or valuation service or services which may be retained pursuant to the authorization of the Board of Trustees of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Fund's securities,

(d)  the fees and expenses of the Fund's Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account,

(e)  the charges and expenses of legal counsel and independent accountants for the Fund,

(f)  brokers' commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities and futures transactions,

(g)  all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies,

(h)  the fees of any trade associations of which the Fund may be a member,

(i)  the cost of certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Fund,

(j)  the cost of fidelity, directors' and officers' and errors and omissions insurance,

(k)  the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, and paying notice filing fees under state securities laws, including the preparation and printing of the Registration Statement and the Fund's prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

(l)  allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders in the amounts necessary for distribution to the shareholders,

(m)  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and

(n)  any expenses assumed by the Fund pursuant to a distribution and/or service plan adopted in a manner that is consistent with Rule 12b-1 under the 1940 Act.

7.  For the services provided and the expenses assumed by the Co-Managers pursuant to this Agreement, the Fund will pay to ASISI as full compensation therefore a fee at the annual rate(s) as described on the attached Schedule A with respect to the average daily net assets of the Fund. This fee will be computed daily, and will be paid to ASISI monthly. The Fund shall not pay any fee or other compensation to PI for the services provided and the expenses assumed pursuant to this Agreement. Provided, however, that upon any dissolution, liquidation or merger of ASISI into PI, or in the event that ASISI is unable for any reason to perform its duties as specified in this Agreement, PI shall be entitled to receive the same fees as formerly paid by the Fund to ASISI subject to the performance of the obligations of the Co-Managers hereunder.

8.  The Co-Managers shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except that the Co-Managers shall be jointly and severally liable for any loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on either Co-Manager's part in the performance of their duties or from reckless disregard by either Co-Manager of their obligations and duties under this Agreement. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund may have under applicable law.

9.  This Agreement shall continue in effect as to each Portfolio for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund or any Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Portfolio, or by the Co-Managers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.  Nothing in this Agreement shall limit or restrict the right of any officer or employee of the Co-Managers who may also be a Trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Co-Managers to engage in any other business or to render services of any kind to any other corporation, firm, individual or association; provided that nothing in this paragraph 10 shall relieve the Co-Managers from the performance of any obligation hereunder.

11.  Except as otherwise provided herein or authorized by the Board of Trustees of the Fund from time to time, the Co-Managers shall for all purposes herein be deemed to be independent contractors, and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund or any Portfolio.

12.  During the term of this Agreement, the Fund agrees to furnish the Co-Managers at their respective principal offices all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer in any way to the Co-Managers prior to use thereof and not to use such material if the Co-Managers reasonably object in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Fund will continue to furnish to the Co-Managers copies of any of the above- mentioned materials which refer in any way to the Co-Managers. Sales literature may be furnished to the Co-Managers hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery. The Fund shall furnish or otherwise make available to the Co-Managers such other information relating to the business affairs of the Fund as the Cop-Managers at any time, or from time to time, reasonably request in order to discharge its obligations hereunder.

13.  This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

14.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid to the respective addresses indicated below; provided that any party may, by written notice to the others, designate a different recipient or address for such party:

If to the Co-Managers:	Prudential Investments LLC Gateway Center Three 100 Mulberry Street, 4th Floor Newark, NJ 07102-4077 Attention: President

and

AST Investment Services, Inc. One Corporate Drive Shelton, CT 06484 Attention:

If to the Fund:	Advanced Series Trust One Corporate Drive Shelton, CT 06484 Attention:

Copy to: Prudential Investments LLC Gateway Center Three 100 Mulberry Street, 4th Floor Newark, NJ 07102-4077 Attention: President

15.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

16.  The Fund may use the name " Portfolio" or any name including the word "Prudential," "Skandia," "AST," or "American Skandia" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Co-Managers' business as Co-Managers or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Co-Managers, or any organization which shall have so succeeded to such businesses. In no event shall the Fund use the name " Portfolio." or any name including the word "Prudential," "Skandia," "AST," or "American Skandia" if the Co-Managers' functions are transferred or assigned to a company of which The Prudential Insurance Company of America does not have control. Further provided, that the Fund's right to use the words "Skandia," "AST," or "American Skandia" shall also be subject to the terms, conditions, restrictions and limitations governing the use of such words as set forth in any licensing or similar agreement(s) that may then be in effect between Prudential Financial, Inc. and Skandia Insurance Company Ltd. Or their successors or assigns.

17.  Liability of the Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument are not binding upon any of the Trustees or shareholders individually but is binding only upon the assets and property of the Trust.

18.  Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA, shall be resolved by reference to such term or provision of the ICA and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA. In addition, where the effect of a requirement of the ICA, reflected in any provision of this Agreement, is related by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this instrument to be executed by their officers designated below as of the day and year above written.

ADVANCED SERIES TRUST

By:

PRUDENTIAL INVESTMENTS LLC

By:

AST INVESTMENT SERVICES, INCORPORATED

By:

SCHEDULE A

Portfolio	Proposed Investment Management Fee Rate
AST Fidelity Investments® Pyramis® Asset Allocation Portfolio	0.85%

Fidelity Investments and Pyramis are registered service marks of FMR LLC. Used by permission.

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ADVANCED SERIES TRUST

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

TWO EASY WAYS TO VOTE YOUR BALLOT!

TELEPHONE:   Call 1-800-690-6903 and follow the recorded instructions.

MAIL:   Vote, sign, date and return your voting instruction card by mail.

SPECIAL MEETING OF SHAREHOLDERS — December 17, 2009

VOTING INSTRUCTION CARD

VOTING INSTRUCTION FORM

AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO

The undersigned hereby instructs Prudential Annuities Life Assurance Company, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, or Allstate Life Insurance Company, as applicable (the Insurance Company), to vote all shares of the AST Niemann Capital Growth Asset Allocation Portfolio, a series of Advanced Series Trust, attributable to the undersigned’s variable contract or interest therein at the Special Meeting of Shareholders on December 17, 2009 at 10 a.m. Eastern Time, and at any adjournments thereof, as indicated on the reverse side of this Voting Instruction Card.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE PROPOSAL.  If you fail to return this Voting Instruction Card, or if you do not sign your Voting Instruction Card, the Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from contract owners in the Separate Account.

Dated:

Signature		(Sign in the Box)

Please sign exactly as your name appears to the left

VOTING INSTRUCTION FORM	VOTING INSTRUCTION FORM

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
☒
PLEASE DO NOT USE FINE POINT PENS.

The Board of Trustees of Advanced Series Trust recommends voting FOR the proposal below.

		FOR	AGAINST	ABSTAIN

1.	To approve an increase in the investment management fee rate paid to Prudential Investments LLC and AST Investment Services, Inc. by the AST Niemann Capital Growth Asset Allocation Portfolio	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE.